UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 31, 2008

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 001-32681
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective December 31, 2008, PetroQuest Energy, Inc. (the “Company”) amended and restated the executive employment agreements and termination agreements with its executive officers, including its named executive officers, to conform the agreements to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The terms of the amended and restated agreements are substantially similar to those in the prior executive employment agreements and termination agreements. The foregoing description of the amended and restated agreements does not purport to be complete and is qualified in its entirety by reference to the amended and restated agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and incorporated herein by reference.
     Effective December 31, 2008, the Company amended its Annual Cash Bonus Plan (the “Bonus Plan”) to conform to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The foregoing description of the amendment to the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the amendment to the Bonus Plan, which is attached as Exhibit 10.7 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Charles T. Goodson and the Company.

10.2	Amended Executive Employment Agreement dated effective as of December 31, 2008, between W. Todd Zehnder and the Company.

10.3	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Arthur M. Mixon, III and the Company.

10.4	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Daniel G. Fournerat and the Company.

10.5	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Stephen H. Green and the Company.

10.6	Form of Amended Termination Agreement between the Company and each of its executive officers, including Charles T. Goodson, W. Todd Zehnder, Arthur M. Mixon, III, Daniel G. Fournerat and Stephen H. Green.

10.7	First Amendment to the PetroQuest Energy, Inc. Annual Cash Bonus Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 5, 2009

PETROQUEST ENERGY, INC.
/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Charles T. Goodson and the Company.

10.2	Amended Executive Employment Agreement dated effective as of December 31, 2008, between W. Todd Zehnder and the Company.

10.3	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Arthur M. Mixon, III and the Company.

10.4	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Daniel G. Fournerat and the Company.

10.5	Amended Executive Employment Agreement dated effective as of December 31, 2008, between Stephen H. Green and the Company.

10.6	Form of Amended Termination Agreement between the Company and each of its executive officers, including Charles T. Goodson, W. Todd Zehnder, Arthur M. Mixon, III, Daniel G. Fournerat and Stephen H. Green.

10.7	First Amendment to the PetroQuest Energy, Inc. Annual Cash Bonus Plan.